WisdomTree Trust

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree 1-3 Year Laddered Treasury Fund (USSH)

WisdomTree 7-10 Year Laddered Treasury Fund (USIN)

(each a “Fund” and together the “Funds”)

Supplement dated April 30, 2026, to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 1, 2026, as supplemented, for the Funds

The following information supplements and should be read in conjunction with the Funds’ Prospectus and SAI.

Effective on or about May 1, 2026 (the “Effective Date”), Bryan Steele joins Marlene Walker-Smith, David Nieman, Gregg Lee, CFA, and William Newton, CFA as a portfolio manager of the Funds.

Accordingly, on the Effective Date, the Funds’ Prospectus and SAI are revised as described below.

•	The following is added at the end of the “Management – Portfolio Managers” section of each Fund’s “Fund Summary” in the Prospectus:

Bryan Steele, Senior Vice President and Senior Portfolio Manager, Fixed Income, has been a portfolio manager of the Fund since May 2026.

•	In the “Management – Portfolio Managers – Mellon” section of the Prospectus, the following sub-paragraph is inserted after the fourth sub-paragraph of the second paragraph.

Bryan Steele, a Senior Vice President and Senior Portfolio Manager, originally joined Mellon in 2005 and returned in 2013, following three years outside Mellon on the sell side as a director in institutional fixed income sales. Mr. Steele’s responsibilities include strategy development, risk oversight, portfolio implementation, and performance evaluation across U.S. and international fixed income strategies. Prior to his current role, Mr. Steele served as a senior trader in Buy-Side Trading Solutions with Mellon. He previously worked as a senior trader at Standish Mellon Asset Management, focusing on asset-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and non-agency residential mortgage-backed securities. Earlier in his career with Mellon, he led trading for short duration and index strategies within Cash Investment Strategies and served as a fixed income research manager supporting Mellon Bank’s Global Securities Lending Group. He has been in the investment industry since 2004. Mr. Steele holds an MBA from Carnegie Mellon University and a BA from Muhlenberg College.

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•	In the “Investment Advisory and Other Services – Sub-Advisers – Mellon Investments Corporation” section of the SAI, the following replaces the second paragraph of the “Portfolio Managers” sub-section:

Portfolio Managers. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the portfolio of each Mellon Managed Fund, except the Bianco Total Return Fund, Capital Efficient Funds, and Private Credit and Alternative Income Fund, are Marlene Walker-Smith, David Nieman, Gregg Lee, CFA, William Newton, CFA and Bryan Steele, each of whom is a member of Mellon’s Fixed Income Team. As of August 31, 2025*, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

* Mr. Steele began serving as portfolio manager of the above Funds on May 1, 2026.

•	In addition, the following row is inserted at the end of the table in the “Investment Advisory and Other Services – Sub-Advisers –Mellon Investments Corporation– Portfolio Managers” sub-section:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bryan Steele*	15	$23,582 million	32	$25,111 million	21	$35,574 million

* Information for Mr. Steele is as of March 31, 2026

•	In addition, in the same section of the SAI, the following replaces the information under “Portfolio Manager Fund Ownership – Mellon”:

As of September 30, 2025, none of the Mellon portfolio managers (not including Mr. Steele) owned shares of the Funds that they manage.

As of March 31, 2026, Mr. Steele did not own shares of the Funds he manages.

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The changes described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PRO-SAI-PM -0426

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